AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH

                                   FILE NO. 2-15893
 ..............................................................................

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549


                        FORM N-1A

                 REGISTRATION STATEMENT
                          Under
               THE SECURITIES ACT OF 1933
             POST EFFECTIVE AMENDMENT NO. 62
                           And
           THE INVESTMENT COMPANY ACT OF 1940
                    AMENDMENT NO. 62

            .................................

              STONEBRIDGE GROWTH FUND, INC.
 (Exact name of registrant as specified in its charter)

               5990 Greenwood Plaza Blvd.
                Englewood, Colorado 80111

                      (303)220-8500
        (Address of principal executive offices)

               Debra L. Newman, President
              Stonebridge Growth Fund, Inc.
                 1801 Century Park East
              Los Angeles, California 90067
         (Name and address of agent for service)

 ..................................................................

                        Copy to:
                     Michael Glazer
            Paul, Hastings, Janofsky & Walken
               555 S. Flower St. 23rd Fl.
              Los Angeles, California 90071

 ........................................................

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
                          BOX)

/X/ immediately upon filing pursuant to paragraph (b)
/  / on (date) pursuant to paragraph (b)
/  / 60days after filing pursuant to paragraph (a)(i)
/  / on (date) pursuant to paragraph (a)(i)
/  / 75 days after filing pursuant to paragraph (a) (ii)
/  / on (date) pursuant to paragraph (a)(ii) of rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares by the Registrant Statement. Registrant filed a Notice under such Rule for its fiscal year ended November 30 1996 on February 28, 1997.

STONEBRIDGE GROWTH FUND, INC.

CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS AND IN STATEMENT OF
    ADDITIONAL INFORMATION REQUIRED BY ITEMS OF FORM N-1A

          FORM N-1A                PROSPECTUS CAPTION
          ......................                  ............................................
PART A

Item:
 1.  Cover Page....................................Cover Page
 2.  Synopsis......................................Summary of Expenses
 3.  Condensed Financial Information...............Financial Highlights
 4.  General Description of Registrant.............What is the fund; Objectives and Investment
                                                   Policy
 5.  Management of  the Fund......................Board of Directors; Investment Adviser; the Fund
                                                                                 Manager; The Custodian; The Transfer Agent
 6.  Capital Stock and Other Securities............Capital Stock; Taxes On Dividends and Capital
                                                                                 Gains Distributions; Systematic Cash Withdrawal
                                                                                 Plan; Reinvestment of Income Dividends and
                                                                                 Capital Gains Distributions
 7.  Purchases of Securities Being Offered.........Cover Page; The Distributor; Systematic Cash
                                                   Withdrawl Plan; Pricing; How to Buy and Redeem
                                                                                 Fund Shares; Group Investment Plan
 8. Redemption or Repurchase.......................Systematic Cash Withdrawl Plan; How to Buy and
                                                                                 Redeem Fund Shares
 9. Pending Legal Proceedings......................Inapplicable

PART B                                                     STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                                   ................................................................

Item:
 10.  Cover Page....................................Cover Page
 11.  Table of Contents.............................Table of Contents
 12.  General Information and History...............Inapplicable
 13.  Investment Objectives and Policies............Investment Objectives, Policies and Restrictions;
                                                    Brokerage Transactions
 14.  Management of the Fund........................Management of the Registrant
 15.  Control Persons and Principal Holders of
                       Securities...................Management of the Registrant
 16.  Investment Advisory and Other Services........Investment Advisory and Other Services
 17.  Brokerage Allocation..........................Brokerage Transactions
 18.  Capital Stock and Other Securities............Inapplicable
 19. Purchases, Redemption and Pricing of
          Securities Being Offered..................Purchase, Redemption and Pricing of Securities
                                                                                Being Offered
 20.  Tax Status....................................Inapplicable
 21.  Underwriters..................................Inapplicable
 22.  Calculation of Yield Quotations of
          Money Market Funds........................Inapplicable
 23.  Financial Statements..........................Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in
Part C to this Registration Statement.


              STONEBRIDGE GROWTH FUND, INC.
             5990 GREENWOOD PLAZA BOULEVARD
                ENGLEWOOD, COLORADO 80111

                      (303)220-8500

PROSPECTUS


Stonebridge Growth Fund, Inc. (the "Fund") is a no-load, diversified, open-end investment company. Its investment objective is long-term growth of capital and increased future income through investment primarily in common stocks.
The Fund uses certain other investment techniques in an effort to enhance income and reduce market risks. Shares may be purchased directly from the Fund without a sales charge or underwriting commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
   THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION
         TO THE CONTRARY IS A CRIMINAL OFFENSE.



     THE INVESTOR IS ADVISED TO READ THIS PROSPECTUS
         AND TO RETAIN IT FOR FUTURE REFERENCE.

THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT INVESTORS SHOULD KNOW ABOUT THE FUND PRIOR TO INVESTING AND SHOULD BE RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 1997 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS HEREBY INCORPORATED BY REFERENCE. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING THE FUND.


         THIS PROSPECTUS IS DATED MARCH 30, 1997

                   SUMMARY OF EXPENSES

This table is designed to assist stockholders in understanding the various fees and expenses associated with investing in the Fund. The Example shown below should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                        STOCKHOLDER TRANSACTION EXPENSES


               Maximum Sales Load Imposed on Purchases ( as a
                    Percentage of offering price)............................................none

              Maximum Sales Load Imposed on Reinvested
                    Dividends ( as a percentage of Offering price)...........................none

              Deferred Sales Load (as a percentage of original
                    purchase price or redemption proceeds, as
                   applicable.................................................................none

              Redemption Fees (as a percentage of amount redeemed, if applicable).............none

              Exchange Fee....................................................................none

ANNUAL FUND OPERATING EXPENSES (FOR THE YEAR ENDED NOVEMBER 30, 1996)
(as a percentage of averg net assets)

              Management Fees.................................................................0.64%
              12b-1 Fees......................................................................none
              Other Expenses (audit, legal, stockholder services,
                  transfer agent, custodian, and miscellaneous)...............................0.83%

              Total Fund Operating Expenses...................................................1.47%



                                    EXAMPLE                            1 YEAR       3 YEAR      5 YEAR        10 YEAR
                                    -------------                   -----------  ----------  -----------    ------------
You would pay the following
total fees and expenses on a
$1,000 investment, assuming
(1) 5% annual return* and
(2) redemption at the end of
      each time period:                                                 $15          $48          $85            $200**

-----------------------
* Use of this assumed annual return is mandated by the Securities and Exchange Commission and is not intended to be an illustration of past or future investment results.

** These are cumulative totals; the average fees and expensees paid over a 10 year period ould be approximately $20 per year.

     FINANCIAL HIGHLIGHTS

     The information in the following table for the years ended November 30, 1996, 1995, 1994 and 1993 has been audited by Hein + Associates LLP, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Fund's 37th Annual Report to Stockholders incorporated by reference into the Statement of Additional Information. The per share date and ratios for each of the six years in the period ended November 30, 1991, were audited by other auditors whose report dated December 20, 1991, expressed an unqualified opinion on those selected per share data and ratios. Further information about the performance of the Fund is contained in the Fund's Annual Report to Stockholders which may be obtained from the Fund without charge.


      (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)




                                          1996      1995     1994      1993      1992      1991     1990      1989    1988    1987
                                         ......    ......   ......    ......    ......    ......    ......    ......  ......  ....
Net Asset Value, Beginning of Year...... $14.36   $12.61    $12.62    $14.78    $14.94     $12.55   $14.16    $11.70   11.04 $13.08
INCOME FROM INVESTMENT OPERATIONS.......
Net Investment Income...................    .10      .17       .07        .06      .15        .20      .22       .20     .12    .09
Net Gains or Losses on Securities
   (both realized and unrealized).......  2.83      2.34       .29       (.19)    1.10       2.64     (.16)     2.91    1.79   (.58)

Total From Investment Operations........  2.93      2.51       .36       (.13)    1.25       2.84      .05      3.11    1.91   (.69)
LESS DISTRIBUTIONS
Dividend (from net investment income)...  (.17)    (.07)      (.07)      (.10)   (.21)       (.22)    (.21)     (.18)   (.10)  (.13)
Distribution (from capital gains).......  (.56)    (.69)      (.30)     (1.11)  (1.10)       (.33)   (1.48)     (.50)  (1.15) (1.32)

Net Asset Value, End of Year............ $16.56   $14.36     $12.61     $12.62  $14.78     $14.84    $12.55    $14.18  $11.70 $11.04

Total Return............................  21.46%  23.50%       2.61%    (1.22)%   8.29%     23.53%   0.46%   27.69%  18.37%  (5.22)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in 100's)......$39,602  34,775       30,775    32,448   34,560    33,710    29,491  31,617  26,829  24,294
Ratio of Expenses to Average Net Assets.   1.47%   1.49%        1.64%     1.60%    1.50%     1.46%   1.70%     1.69%   1.70%  1.65%
Ratio of Net Income to Average Net
   Assets...............................   0.67%   1.27%         .53%      .50%    .99%    1.46%    1.69%     1.52%   1.04%    .64%
Portfolio Turnover Rate.................     45%     38%          36%       56%     45%      22%      64%       83%     32%     66%




WHAT IS THE FUND

     Stonebridge Growth Fund, Inc., (The "Fund") is an investment company which was organized in the State of Delaware. Purchasers of the Fund's shares invest in a company that itself invests in securities. The Fund is an open-end investment company because, upon demand of an investor, the Fund has a legal duty to redeem its shares held by the investor and to pay the investor the net asset value of the shares. See "Pricing" and "How to Buy and Redeem Fund Shares." The Fund makes investments in various securities and is a type of management company commonly known as a mutual fund.



     The purpose of the Fund is to provide investors with an opportunity to acquire an interest in a comprehensive common stock program under the continuous supervision of impartial and experienced professional investment management. Investment companies operate in accordance with their objectives and policies. The Fund's investment objectives and policies are set forth below under "Objectives and Investment Policies."


     With respect to the purchase and sale of investments, the Fund receives investment advice and other services from Stonebridge Capital Management, Incorporated (the "Adviser"), which is paid a fee pursuant to its contract with the Fund's manager, NIF Management Co., Inc. (the " Fund Manager"). See "Investment Adviser" for a discussion of the Adviser and its contract with the Fund Manager. The Fund pays costs including custodian, management, and transfer agency fees, audit and legal fees, brokerage fees and fees for certain administrative services.

     The value of the Fund's shares, which are priced daily, fluctuates with the value of the securities in which the Fund invests. When the Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their cost. The Fund will earn dividend or interest income to the extent that it receives dividends and interest from its investments.



     The Fund offers its shares to the public at net asset value on a continuous basis. Such shares have been qualified for sale in 43 states of the United States.


OBJECTIVES AND INVESTMENT POLICIES

     The Fund principally seeks long term growth of capital and increased future income through investment primarily in common stocks. Immediate income return is a secondary consideration. In order to achieve its investment objectives, the Fund invests primarily in the common stocks of those companies that, based upon in-depth fundamental research, appear to have the potential to achieve growth in sales, earnings per share, and ultimately in dividends at a rate greater than that of the overall economy and the rate of inflation. The Fund's Adviser believes that companies that are able to achieve above average records of growth will eventually be rewarded by higher prices for their stocks. These companies may be large or small and there are no restrictions on the market capitalization of a company in which the Fund may invest. However, investors should be aware that during periods of poor economic performance or adverse market conditions, common stocks and hence the per share value of the Fund may not reflect favorable earnings trends. In addition, the securities of smaller companies may be subject to more volatile market movements and greater risk than the securities of more well-established companies.


     The Fund's Adviser selects securities by studying macro-economic and industry trends to determine where the best opportunities for growth might be found. Companies operating within these high growth areas of the economy are carefully analyzed to determine their particular strengths and weaknesses, as well as their global competitive position. Generally, a company that has the ability to achieve superior growth will have the following characteristics: it will be a leader in its industry; have a proprietary product or service; spend heavily on research and development; have a strong balance sheet with little or no debt; and have a superior return on equity. Fundamental valuation measures are used to determine the best relative values given present market prices of stocks being considered for the Fund.

     The Funds investment policy is based upon the conviction of the management that the long-term growth and prosperity of American business will continue. Management seeks to attain the objectives of the Fund primarily through the ownership of securities of companies which possess potential growth in the years ahead or appear to have good prospects for increased earnings and dividends and through the use of certain other investment techniques in an effort to enhance income and reduce market risks. There can be no assurance that these objectives will be achieved since all investments are subject to risk in varying degrees. Such objectives can be changed by the Board of Directors of the Fund.

     It is the policy of the Fund, which may not be changed without approval of a majority of the outstanding voting securities of the Fund, to diversify its investments and not to concentrate its assets in any one industry. Diversification and non-concentration tend to reduce, though they do not eliminate, the market risk inherent in all securities. At the same time they broaden investment opportunities.

     While it is the general policy of the Fund to be fully invested in common stocks, under certain circumstances, investments may be made in other types of securities such as convertible and non-convertible bonds, preferred stocks, stock index and foreign currency futures, options, American Depository Receipts and securities of investment companies and foreign issuers. The Fund may also make short sales of securities or maintain a short position as discussed in "Short Sales Against the Box" below. The policy of the Fund is that investments in neither bonds nor preferred stock will exceed 5% of the Fund's total assets each. For a discussion of the Fund's investments in stock index and foreign currency futures, options, American Depository Receipts and securities of foreign issuers, see "Foreign Investments" and "Hedging and Income Enhancement Strategies" below.

     In addition, during adverse or transition periods in the stock market, reserves may be held without percentage limitation in order to protect and preserve the assets of the Fund. These temporary defensive reserves will be invested in money market instruments, including U.S. Government Treasury Bills, repurchase agreements secured by U.S. Government securities, certificates of deposit, high grade bankers' acceptances, and high grade commercial paper with a maximum maturity of not more than one year.


     The Fund may not invest an amount which exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of government securities. The Fund does not trade actively for a quick profit which is derived in a short period of time between the purchase and sale of a security. However, changes are made in the portfolio whenever such action appears advisable. During periods of broad economic growth, emphasis is placed on seeking investments in leading companies in those industries that are expected to lead the expansion. During periods when the economy is sluggish, emphasis is placed on seeking to invest in companies selected because of their individual prospects for improved earnings. In recent years, companies that have provided unusual investment opportunities notwithstanding a sluggish economy have often been found to be among the leaders in the development of new technology in their respective industries. Management approaches these decisions with essentially the point of view of long-term investing but securities may occasionally be sold for investment reasons even though they have been held for short periods. Therefore, there may be a limited number of short-term transactions. This flexibility gives management freedom to adjust the portfolio to changing business conditions. Because of this policy, it is anticipated that the annual portfolio turnover will normally be in the range of 25% to 75%. A 50% turnover rate would occur, for example, if one-half of the Fund's portfolio was replaced in a period of one year. The rate of portfolio turnover for the fiscal years ended November 30, 1994 through 1996 was 56.4%, 36.4% and 38.3%, respectively. Brokerage cost to the Fund is commensurate with the rate of portfolio activity and may affect taxes paid by the stockholder
(see discussion of "Taxes on Dividends and Capital Gains Distributions").

     Investments in common stocks have over the long term provided returns superior to those achieved through investment in bonds or money market instruments. However in the short to intermediate term returns can vary substantially from year to year, it is probable that there will be periods when the net asset value of the Fund will actually decline. Diversification and temporary reserves can be expected to reduce the risks inherent in investing in common stocks but will not eliminate such risk. Accordingly, investors should be prepared and able to maintain their investment in the Fund during periods when the market declines. In addition, while maintaining the purchasing power of the capital of the Fund is an important consideration of the management in the determination of the investment policy, there can be no assurance that investors in the Fund will be protected from the effects of inflation.

     An additional risk factor peculiar to investment in the Fund arises from the fact that ling term growth is sought by the Fund at the possible expense of short term profits.

     FOREIGN INVESTMENTS. The Fund may invest up to 20% of its total assets, either directly or indirectly through investments in American Depository Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United Stated dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield in such securities. ADR's may be sponsored by a foreign issuer or may be unsponsored (organized independently from the foreign issuer).

     Although the Fund is authorized to invest in any kind of investment company, it intends to limit its investments to securities of closed-end investment companies within the limits prescribed by the Investment Company Act of 1940. The Fund currently intends to limit such investments so that, immediately after such investment: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will invest in closed-end investment companies only in furtherance of its investment objective. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Fund to invest in closed-end investment companies that invest in foreign securities would provide, indirectly greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies, themselves, however, may have policies that are different from those of the Fund and will bear management and other expenses that are similar to those paid by the Fund and which may be greater or lesser in amount than those paid by the Fund.
No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

     Investing in securities issued by companies whose principal business activities are outside the United States will involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could effect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. The extent to which the Fund will be invested in foreign companies will fluctuate from time to time within the 20% limitation stated above depending on the Adviser's assessment of prevailing market, economic and other conditions.


     SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities if at the time of the short sale it owns or has the right to acquire, at no additional cost,an equal amount of the securities sold short. This investment technique is known as a "short sale against the box." While the short position is maintained, the Fund will collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Directors of the Federal Reserve (presently 10% of the market value of the securities sold short). If the Fund engages in a short sale the collateral account will be maintained by the Fund's custodian or a duly qualified subcustodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. The Fund's Adviser currently anticipates that no more than 25% of the Fund's total assets would be invested in short sales against the box, but this limitation is a nonfundamental policy which could be changes by the Board of Directors of the Fund.

     The Fund may make a short sale against the box when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund wants to sell the security it wants at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

     HEDGING AND INCOME ENHANCEMENT STRATEGIES. In addition to its investments in securities, the Fund may buy and sell stock index and foreign currency futures contracts, options and options on futures with respect to all or a portion of its assets. Transactions in such options and futures contracts may afford the Fund the opportunity to hedge against a decline in the value of securities it owns, may provide a means for the Fund to generate additional income on its investments or may provide opportunities for capital appreciation. The Fund may also purchase and sell stock index futures contracts and options to manage cash flow and to attempt to remain fully invested in the stock market. Although the Fund has no specific fundamental limitations on its ability to engage in options and futures contracts, it does not use options or futures contracts for speculative purposes. The
Fund may engage in additional hedging techniques as new techniques become available.

     OPTIONS TRANSACTIONS. The Fund may write covered put and call options on securities to attempt to increase the return on its investments through the receipt of premium income. The Fund also may write put options and purchase call options to increase its exposure to the stock market when the Fund has cash from new investments of holds a portion of its assets in money market instruments or to protect against an increase in prices of securities it intends to purchase. When the Fund wishes to sell securities because of stockholder redemptions or to otherwise protect the value of a security it owns against a decline in market value, it may write call options and purchase put options.

     A call option gives the purchaser, in return for payment of the option premium (the option's current market price), the right to buy the option's underlying security at a specified exercise price at any time during the term of the option. The writer of a call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time the option is exercised. A put option is a similar contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying security at a specified exercise price at any time during the term of the option. The writer of the put receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised. The premium paid for purchasing an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. The Fund intends to limit the aggregate value of the securities underlying the calls or obligations underlying the put options to no more than 25% of the net assets of the Fund taken at market value, determined as of the date the options are written. All options, whether written or purchased, would be listed on a national securities exchange and issued by the Options Clearing Corporation.

     A call option written by the Fund is "covered" if the Fund owns the call option's underlying security or has an absolute and immediate right to acquire that security without the payment of additional consideration (or upon payment of additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it owns. A call option written by the Fund is also covered if the Fund owns, on a share-for-share basis, a call option on the same security whose exercise price is equal to or less than the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid high-grade short-term debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid high-grade short-term debt securities with a value equal to the put option's exercise price in a segregated account with its custodian, or else owns, on a share-for-share basis, a put option on the same security whose exercise price is equal to or greater than the put written. Securities held to cover an option may not be sold so long as the Fund remains obligated under the option, unless they are replaced by other appropriate securities.

     STOCK INDEX AND FOREIGN CURRENCY FUTURES AND OPTIONS ON SUCH
FUTURES. The Fund may purchase and sell stock index and foreign currency futures contracts (as well as purchase and sell related options on such futures contracts) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 or the New York Stock Exchange Composite Index), and the stock index fluctuates with changes in the market value of such stocks. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in United States dollars. The Fund may purchase and sell foreign currency futures contracts as a hedge against changes in currency exchange rates when the Fund is invested in the securities of foreign issuers.

     The Fund may not purchase or sell futures contracts and related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract ( or futures option) is traded, plus any premium paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in the money" at the time of purchase. (An option to buy a futures contract is "in the money" if the then current purchase price of the contract that is subject to the option exceeds the exercise of strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.)

     RISKS INHERENT IN TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. In selecting futures contracts and options for the Fund, the Adviser will assess such factors as current and anticipated stock prices and interest rates, the relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Fund's cash flow and cash management needs. If the Adviser judges these factors incorrectly, or if price changes in the Fund's futures or options positions are not well correlated with its other investments, use of the futures contracts and options may leave the Fund in a worse position than if it had not used these strategies. Other risks inherent in the use of options, foreign currency and stock index futures contracts and options on futures contracts include the fact that skills needed to use these strategies are different from those needed to select portfolio securities, the imperfect correlation between movements in the price of the options and futures contracts and movements in the price of the securities or currencies which are the subject of the hedge, the possible absence of a liquid secondary market for any particular instrument at any time and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

BOARD OF DIRECTORS

     The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment adviser, manager, transfer agent, custodian and dividend disbursing agent. The day-to-day operations of the Fund are delegated to the Fund Manager, subject always to the objectives and policies of the Fund and the general supervision of the Fund's Board of Directors.

INVESTMENT ADVISER

     Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067, is retained as the Adviser to the Fund pursuant to a written Investment Advisory Agreement with the Fund Manager, who pays the Adviser a monthly fee. The Investment Advisory Agreement (the "Agreement") was approved by the Board of Directors on February 11, 1992 subject to stockholder approval. The Agreement was approved by the stockholders of the Fund on May 26, 1992. The continuance of the Agreement was approved by the Board of Directors on March 28, 1996.


     The Agreement requires the Adviser to supervise the investment of the assets of the Fund, and place orders with securities broker/dealers for the purchase or sale of securities on behalf of the Fund, subject to the policies and controls of the Board of Directors of the Fund. In doing so, the Adviser is to obtain and evaluate information, reports and studies, some or all of which may be provided to the Adviser by the securities broker/dealers that execute securities transactions for the Fund, for which their compensation may consist solely of the brokerage commissions paid by the Fund. As consideration for furnishing such services, the Agreement provides that the Adviser will receive from the Fund Manager a monthly advisory fee which is a percentage of the average weekly net assets of the Fund equal to the following: 1/2 of 1% on the first $10,000,000 of the Fund's average monthly net assets, 1/4 of 1% of the Fund's average weekly net assets in excess of $10,000,000 and less than $25,000,000 and 1/8 of 1% of the Fund's average weekly net assets in excess of $25,000,000. During the fiscal years ended November 30, 1994, 1995, and 1996, the Adviser received from the Fund Manager $96,056, $97,356 and $101,700 respectively, in fees for investment and advisory services pursuant to the Investment Advisory Agreement, representing .3%, .3%, and .3%, respectively, of the Fund's net assets in each year.


     The Agreement provides that it shall remain in force and effect for two years and thereafter from year to year so long as such continuance is approved at least annually by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Agreement also provides that it may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities or by the Adviser upon sixty days written notice and that it shall terminate automatically in the event of its assignment.

     The Adviser is owned by six of its employees. Richard C. Barrett, Vice President of the Fund and President of the Adviser, has been primarily responsible for the day-to-day management of the Fund's portfolio since 1984. Although the organizational arrangements of the Adviser do not require that all investment decisions be made by committee, it is the practice of the Adviser to make such decisions by committee.


THE FUND MANAGER


     NIF Management Co., Inc., 5990 Greenwood Plaza Blvd., Englewood, Colorado 80111, which is a wholly owned subsidiary of Preferred Financial Corp. ("PFC") operates as Fund Manager pursuant to a management agreement (the "Management Agreement") with the Fund. The Management Agreement was last approved by the Board of Directors on March 28, 1996 and by shareholders of the Fund on May 26, 1992. All of the outstanding shares of PFC are held by Health Care Service Corporation, a Mutual Legal Reserve Company. PFC also owns all of the stock of Industry Savings Plans, Inc., the principal underwriter of the Fund's shares. The Fund Manager is also the Transfer Agent.


     The Management Agreement provides that it will remain in force and effect from year to year provided that its continuance is specifically approved at least annually by a majority of the directors of the Fund or a majority of the outstanding securities of the Fund, but in either event it must be approved by a majority of the directors who are not parties to the Management Agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding securities or by the Fund Manager upon sixty days written notice. The Management Agreement will automatically terminate in the event of its assignment, except that it will not terminate in the event of an assignment caused by any direct or indirect transfer of a controlling block of the outstanding voting securities of the Fund Manager if a majority of the Board of Directors of the Fund and a majority of the disinterested directors (a) adopt a resolution to the effect that the assignment will not adversely affect the Fund and, (b) determines to submit the Management Agreement for ratification by vote of a majority of the outstanding voting securities of the Fund at the next annual meeting of stockholders.

     The Management Agreement provides that the Fund Manager will supervise and manage the business of the Fund subject to the direction and control of the officers and directors of the Fund. This responsibility requires that the Fund Manager provide certain services and facilities including, but not limited to, the services of a chief executive officer and administrator for the Fund and other personnel required by the Fund, the services of an investment adviser, office space, furniture, equipment, supplies, files and records, supervision of the maintenance of the books and records of the Fund, pricing of the portfolio securities of the Fund on a daily basis, and the supervising of the relationship between the Fund and the stockholders, custodian, transfer agent and others, including the preparation of registration statements and proxy material. The Fund Manager is also obligated to pay the fee of the Adviser. See "Investment Adviser."

     As consideration for furnishing such management services, the Management Agreement provides that the Fund Manager will receive a monthly management fee equal to the annual rate of 3/4 of 1% of the first $10,000,000 of the average weekly net assets of the Fund, 5/8 of 1% of the next $15,000,000, and 9/16 of 1% of the excess over $25,000,000. The Management Agreement also provides that if the total expenses of the Fund, including the management fee but excluding taxes and interest, should exceed 2% of the average weekly net asset value of the Fund, the management fee paid the Fund Manager will be reduced to an amount which, together with all other expenses of the Fund (excluding taxes and interest), shall equal 2% of the average weekly net asset value of the Fund. The Fund Manager is required to reimburse the Fund if total Fund expenses exceed 2%. The Management Agreement also provides that the Fund's expenses are subject to the maximum limitation as from time to time provided in the regulations adopted under the California securities laws, unless the express consent of the Board of Directors is obtained. The present California limitation is 2 1/2% of the first $30,000,000 of annual average net assets, 2% of the next $70,000,000, and 1 1/2% of average annual net assets in excess of $30,000,000.


     The aggregate management fees, prior to payment of the Adviser fee, paid during the years ended November 30, 1994, 1995, and 1996 were $208,619, $213,093 and $232,277, respectively, representing .7%, .6% and .6%, respectively, of the Fund's net assets in each year. The Fund is obligated to pay the cost of its principal financial officer and of personnel operating under the direction of the principal financial officer and bear the cost of all legal and auditing fees and other business expenses of the Fund. The expenses of the Fund borne by the Fund, including the fees paid to the Fund Manager, during the year ended November 30, 1996 amounted to 1.47% of the Fund's average net assets.

THE CUSTODIAN

     Colorado National Bank, 17th and Champa Street, Denver, Colorado 80202, is retained as Custodian for the Fund.

THE TRANSFER AGENT

     The Fund's transfer agent and dividend disbursing agent is NIF Management Co., Inc., 5990 Greenwood Plaza Blvd., Englewood, Colorado 80111.

THE DISTRIBUTOR

     Industry Savings Plans, Inc., 5990 Greenwood Plaza Blvd., Englewood, Colorado 80111 serves as the Distributor and principal underwriter of the Fund's shares without compensation and bears the expense of distribution of the shares of the Fund.

CAPITAL STOCK

     The Fund was organized as a corporation in the state of Delaware on November 13, 1958. The authorized capitalization of the Fund consists of 10,000,000 shares of capital stock, all of one class, having a par value of $1.00 per share. All shares participate equally in dividends and distributions and in net assets on liquidation. The shares are fully paid and non-assessable: they have no preference, pre-emptive, conversion, or exchange rights. Fractional share interests have proportionate dividend and redemption rights, but no voting rights.

     Each full share has one vote, except that each stockholder entitled to vote at any election of directors has the right to cumulate his votes. Under the cumulative voting method, each stockholder is entitled to cast a total number of votes equal to the number of directors to be elected multiplied by the number of shares. The total number of cumulative votes may be cast for one candidate or distributed among any number of candidates.

     Stockholder inquiries concerning the Fund should be directed to a Fund Manager's representative by calling (303) 220-8500.

REPORTS TO STOCKHOLDERS

     The Fund issues semi-annual and annual reports to its stockholders listing securities held in its portfolio, complete financial statements, and other informations. The financial statements of the Fund are audited annually by independent public accountants.

TAXES ON DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

     The Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). In any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net investment income, the Fund will be relieved of Federal income tax on the net investment income and net realized capital gains distributed to stockholders. Any net investment income or realized capital gains not distributed will be subject to Federal income tax. One of the requirements the Fund must meet in order to qualify under Subchapter M as a regulated investment company is that at least 90% of the Fund's gross income be derived from certain sources, which include dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities. In addition the Fund must meet certain asset diversification and holding period requirements.

     Net investment income and net short-term capital gains distributed by the Fund, if any, will be taxable to stockholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund, and distributed, will be taxable to stockholders as long-term capital gains regardless of the length of time investors have held their shares.

     A 4% non-deductible excise tax is imposed on a regulated investment company which fails to distribute to its stockholders a specified amount of its taxable ordinary income and capital gains during a calendar year.

     The Fund may be required to withhold for Federal income taxes 31% of distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or make required representations, or who have been notified by the Internal Revenue Service they are subject to back-up withholding. Corporate stockholders, and other stockholders specified by the Internal Revenue Code, are exempt from back-up withholding.


     Dividends from net investment income are taxable to shareholders as ordinary income and are generally eligible, in the case of corporations, for the 70% deduction for corporate shareholders provided by the Internal Revenue Code. Capital gains distributions do not qualify for such exclusion. For the fiscal year ended November 30, 1996, there were no dividends paid from investment income of the Fund so none were eligible for such exclusion. Shareholders who are citizens or residents of the United States pay federal taxes at capital gains rates on long-term capital gains which are distributed to them, whether or not reinvested in the Fund, and regardless of the period of time that such shares have been owned by the shareholders. Advice as to the tax status and amount of each year's dividends and distributions will be mailed annually.


SYSTEMATIC CASH WITHDRAWAL PLAN

      A stockholder owning $10,000 or more of Fund shares at net asset value may establish a Systematic Cash Withdrawal Plan (a "Withdrawal Plan") upon completion of an authorized form. Qualified participants may then receive monthly or quarterly checks of $50 or more in multiples of $10 as they choose. The redemption is made on the 20th day of the month and payment is made within seven days thereafter. These payments are drawn from shares redeemed from the stockholders's account to meet the payment amounts he requested.
To the extent that these redemptions exceed dividends and capital gains distributions, participants will eventually deplete their investments, particularly if the net asset value of the Fund decreases. A systematic withdrawal participant may discontinue receiving payments at any time, and if he wishes, resume them at any time thereafter. The Fund also reserves the right to cancel and Withdrawal Plan.

     Under this program, all dividends and capital gains distributions are automatically reinvested, and share certificates are not issued. Amounts paid to stockholders should not be considered income. NIF Management Co., Inc. makes a service charge of $5.00 upon the establishment of a Withdrawal Plan. No particular amount of periodic or quarterly payments is recommended. An authorization form may be obtained from the Fund upon request.

PRICING

     The public offering price per share, which is the net asset value per share, is determined once daily as of the close of the New York Stock Exchange on each day it is open for trading. This price is applicable to all orders to buy or sell Fund shares received prior to 4:15 p.m. Eastern time each day the Exchange is open. Orders received after such time are held until the next day on which the public offering price is determined.

     The net asset value per share is determined by dividing the total market value of all the Fund's portfolio securities and other assets, less all liabilities, by the total number of Fund shares outstanding. Securities listed or traded on a registered securities exchange are valued at the last sale price on the day of the computation or, if there is not a sale on that day, the last reported bid price. Where market quotations of over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used; however, for dates on which the last sale price is available from NASDAQ, or other source of equivalent reliability, the last sale price for such date is used and for dates on which there is no last sale price available, the mean of the bid and asked price is used. Short-term debt securities are valued at fair value. The value of any other securities for which no market quotations are available and other assets will be determined at fair value in good faith by the Board of Directors. Dividends receivable are treated as assets from the date on which stocks go ex-dividend, interest on bonds not traded flat is accrued weekly, and insofar as is practicable, liabilities are accrued semi-monthly.

HOW TO BUY AND REDEEM FUND SHARES

     To buy shares: Complete a Share Purchase Application and send it to the Distributor, Industry Savings Plans, Inc., P.O. Box 17007, Denver, Colorado 80217, along with your check or money order for $250 or more. Additional purchases may be made without a new application at any time in amounts of $25 or more by sending payments directly to the Distributor. After each purchase, you will receive a confirmation showing the number of full and fractional shares purchased and total shares owned. The Fund reserves the right to reject any purchase order which it judges to be disadvantageous to the Fund. See "Pricing".

     Certificates representing the shares purchased are not issued unless specifically requested. The Transfer Agent credits the stockholder's account with the number of shares purchased. Each stockholder receives account statements after every transaction and also annually to provide him with a record of the total number of shares in his account. This relieves the stockholder of responsibility for safekeeping of certificates, and should he redeem his shares, eliminates the need to deliver certificates. The stockholder may at any time request the Transfer Agent to issued certificates, for full shares, for all or a part of his holdings upon payment of $1.00 for handling cost, which payment should accompany the request. Prior to purchasing shares of the Fund, the impact of dividends or capital gains distributions which have been declared but not paid should be carefully considered. Any such dividends or capital gains distributions paid to an investor shortly after the purchase of shares by the investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividends or distributions. All or a portion of such dividends or distribution, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

     TO REDEEM SHARES: If you wish to redeem shares for which you do not hold share certificates, simply send your written redemption request, signed by all registered owners, to the Transfer Agent. If you hold certificates for your shares, endorse them for transfer and send them and a written redemption request to the Transfer Agent.

     A signature guarantee by a guarantor institution which participates in The Securities Transfer Agents Medallion Program (STAMP), The Stock Exchange Medallion Program (SEMP) or The New York Stock Exchange, Inc. Medallion Signature Program(MSP), is required if payment is to be made to someone other than the registered stockholder at his address as listed on the Fund's stock records.

     In case of a redemption, the redemption price will be paid as soon as possible but not later than the seventh day following the day of surrender of shares in proper form as described above, except as further postponement may be permissible under the Investment Company Act of 1940 for any period when (a) the exchange is closed for other than weekends or holidays or trading thereon is restricted under conditions set forth by the Securities and Exchange commission (the "Commission"), (b) the Commission has by order permitted such suspension, or (c) there is an emergency as defined by the rules of the Commission, which makes disposal of portfolio securities or valuation of the net asset of the Fund not reasonably practicable. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, which may take up to 15 days.

     The redemption price may be more or less than the cost of the shares redeemed, depending upon the market value of the securities owned by the Fund at the time of redemption.

     As authorized by the Fund's Certificate of Incorporation, the Board of Directors may, at its option, effect a redemption of any shares of a stockholder who is a participant in the group investment plan described below, which on the determination date aggregate less than $100 in net asset value of shares, and which during the previous six months prior to the determination date have not increased except through automatic dividend reinvestment of such stockholders's account. See "Group Investment Plan."
At least 60 days prior to the determination date, all such Group Investment Plan Accounts will be notified by mail at the last known address of record as shown on the Fund's books, that if an investment is not made prior to the determination date, which will be specified, such stockholder's shares will be automatically redeemed at the net asset value determined on the determination date. The redemption shall be effected in the same manner as if the stockholder had requested such redemption. The proceeds will be immediately mailed to the former stockholder in accordance with law. If the Fund is unable to deliver the money to the stockholder, then the proceeds will be held for the account of the stockholder in a non-interest bearing account.


GROUP INVESTMENT PLAN

    The Distributor may, at its discretion, waive the minimum initial and subsequent investment requirement for individuals who are offered an opportunity to participate in a salary deduction plan. At the present time the initial and subsequent investment requirement for individuals in a salary deduction plan is $5.00 for each investment. Individual accounts will be established for each participant who will receive a separate confirmation, and may be terminated by the participant at any time. Payments must be sent directly to Industry Savings Plans, Inc., and will be invested in the same manner as in any other investment account described above. Complete information about group investments may be obtained from the Distributor. A participant in the Group Investment Plan should be aware that if his account is less than $100 and he has made no investment for a period of 6 months his shares may be automatically redeemed. See the caption "How to Buy and Redeem Fund Shares."

     With respect to each stockholder account established between April 1, 1974, and March 31, 1982, under a Group Investment Plan, the Fund will annually charge a maintenance fee on each such account at the rate of $2.00 per twelve-month period the account is maintained. Effective April 1, 1982 all newly established Group Investment Plan accounts will be charged a $5.00 account set up fee. The Fund will annually charge a maintenance fee on each such account of $5.00 for each twelve-month period the account is maintained. The Transfer Agent may collect such charge either by deducting the same from distributions to the stockholders involved or by causing on the date such charge is assessed a redemption in each such account sufficient to pay such charge. An investor is not required to pay the maintenance fee charge if he is not participating in the Group Investment Plan, but would be required to make a minimum initial investment of $250 and subsequent investments of $25 or more.

REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Income dividends and capital gains distributions, if any, are automatically reinvested. Under this arrangement, the Fund pays the dividend or distribution to the Transfer Agent which in turn purchases for the stockholder full and fractional shares at the net asset value per share on the day a dividend or distribution would otherwise be paid in cash and adds these shares to the stockholder's account. The policy of the Fund has been to pay dividends annually. Only holders of certificates are paid dividends or capital gains distributions, if any, in cash.

                            STONEBRIDGE GROWTH FUND, INC.
                           5990 Greenwood Plaza Boulevard
                             Englewood, Colorado 80111

                            STONEBRIDGE GROWTH FUND, INC.

                               OFFICERS AND DIRECTORS

DEBRA L. NEWMAN, President
RICHARD C BARRETT, Vice President And Director
MICHAEL J.B. STONE, Vice President
COLLEEN M. SCHOMER, Secretary
JOANNE E. ASHTON, Treasurer & Assistant Secretary
SELVYN B. BLEIFER, M.D., Director
MARVIN FREEDMAN, Director
CHARLES F. HAAS, Director

                                EXECUTIVE OFFICES

                              1801 Century Park East
                           Los Angeles, California 90067
                             Telephone--(310)277-1450

                                   DISTRIBUTOR

                             Industry Savings Plans, Inc.
                              5990 Greenwood Plaza Blvd.
                              Englewood, Colorado 80111
                              Telephone--(303)220-8500

                           FUND MANAGER AND TRANSFER AGENT

                              NIF Management Co., Inc.
                             5990 Greenwood Plaza Blvd.
                             Englewood, Colorado 80111
                             Telephone --(303)220-8500



                               INVESTMENT ADVISER

                      Stonebridge Capital Management, Incorporated
                            1801 Century Park East
                         Los Angeles, California 90067


                                 CUSTODIAN

                           Colorado National Bank
                17th and Champa Street--Denver, Colorado 80202


                                 AUDITORS

                           Hein + Associates LLP
              717 17th Street, Suite 1600, Denver, Colorado 80202


                       STONEBRIDGE GROWTH FUND, INC.
                       5990 Greenwood Plaza Boulevard
                           Englewood, CO 80111


                               PROSPECTUS
                             MARCH 30, 1997

                     STATEMENT OF ADDITIONAL INFORMATION


                       STONEBRIDGE GROWTH FUND, INC.
         5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111
                             (303)220-8500




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED BY WRITING STONEBRIDGE GROWTH FUND, INC., 5990 GREENWOOD PLAZA BOULEVARD,
ENGLEWOOD, COLORADO 80111, (303)220-8500

             STATEMENT OF ADDITIONAL INFORMATION DATED: MARCH 30, 1997
                RELATING TO THE PROSPECTUS DATED: MARCH 30, 1997
(/R>

                          STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                    Page

Introduction...........................................................2

Investment Objectives, Policies and Restrictions.......................2

Management of the Registrant...........................................7

Investment Advisory and Other Services.................................8

Brokerage Transactions................................................11

Purchase, Redemption and Pricing of Securities being Offered..........12

Financial Statements..................................................12

INTRODUCTION



     Stonebridge Growth Fund, Inc. (the "Fund ") is a no-load diversified, open-end investment company, commonly known as a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated March 30, 1996, (the "Prospectus"), which may be obtained without charge by writing or calling the Fund. This Statement of Additional Information is intended to furnish investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus; and, in order to avoid repetition, reference will be made o sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC.
Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Information concerning the Fund's fundamental investment objective is set forth in the Prospectus under the heading "Objectives and Investment Policy." The Fund's principal objective is long-term growth of capital and increased future income through investments primarily in common stocks. Immediate income return is a secondary consideration. In order to achieve its investment objectives, the Fund invests in securities of companies which appear to have good prospects for increased earnings and dividends, and uses certain other investment techniques in an effort to enhance income and reduce market risks.

     Bank Certificates of Deposit and Bankers' Acceptance. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are "accepted: by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase meet certain credit standards.

     REPURCHASE AGREEMENTS. Pursuant to a repurchase agreement, the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Each Fund's repurchase agreement will be fully collateralized at all times in an amount at least equal to the purchase price. The instruments held as collateral are valued daily. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.
The Fund will only enter into repurchase agreements with financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

     The Fund will not pledge, mortgage or hypothecate assets of the Fund taken at market value to an extent greater than 15% of the gross assets of the Fund taken at cost. The Fund will not invest in securities of companies which have a record of less than three years continuous operations if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in securities of such company or companies.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund intends to limit its transactions in options to writing covered call options on stocks and stock indexes, purchasing put options on stocks and stock indexes, and closing out such options in closing transactions. The Fund intends to limit its transactions in futures contracts (contracts to purchase or sell an underlying instrument at a future date), to purchasing and selling stock index and foreign currency futures contracts, and to the purchase of related options. Transactions in such options and futures contracts may afford the Fund the opportunity to hedge against a decline in the value of securities it owns, may provide a means for the Fund to generate additional income on its investments, or may provide opportunities for capital appreciation.

     In purchasing futures contracts and related options the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool operator." CFTC regulations require, among other things, (1) that futures be used solely for "bona fide hedging" purposes, as defined in CFTC regulations, and (2) other positions for the establishment of which the aggregate initial margin and option premiums (less the amount by which such options are "in the money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contract it has entered into). The extent to which the Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Fund will not modify the above limitations to increase the permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Fund's shareholders.

     OPTIONS ON SECURITIES. The Fund may write covered call options on securities it owns to attempt to realize, through the receipt of premium income, a greater return than would be realized on the securities alone. In return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security above the option's exercise price for the life of the option (or until a closing transaction can be effected).
The Fund also gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the option's exercise price at any time during the life of the option. The Fund retains the full risk of a decline in the price of the underlying security held to cover the call for as long as its obligation as a writer continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

     The principal purpose of writing a covered put option would be to realize income in the form of the option premium, in return for which the Fund would assume the risk of a decline in the price of the underlying security below the option's exercise price less the premium received. The Fund's potential profit from writing a put option would be limited to the premium received.

     When the Fund has written an option it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing at the current market price an option identical as to underlying instrument, exercise price and expiration date to the option written by the Fund. The Fund may not effect a closing purchase transaction, however, after it has been notified that the option it has written has been exercised. When the Fund has purchased an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option identical to the option it has purchased. There is no guarantee that closing transactions can be effected.

     The Fund will realize a profit from a closing transaction if the price at which the option is closed out is less than the premium received for writing the option or more than the premium paid for purchasing the option.
Similarly, the Fund will realize a loss from a closing transaction if the price at which the option is closed out is more than the premium received or less than the premium paid. Transaction costs for opening and closing option positions must be taken into account in these calculations.

     The Fund may purchase put options on securities it owns to attempt to protect those securities against a decline in market value during the term of the option. To the extent that the value of the securities declines, the Fund may be able to realize a gain by closing out the put option (or, if the value of the securities falls below the put option's exercise price, may exercise the option and sell the securities at the exercise price), and thereby may partially or completely offset the depreciation of the securities. If the price of the securities does not fall during the life of the option, the Fund may lose all or a portion of the premium it paid for the put option, and would lose the entire premium if an option were allowed to expire unexercised. Such a loss could, however, be offset entirely or in part if the value of the securities owned should rise.

     Stock Index and Foreign Currency Futures and Options on Such Futures. The Fund may purchase and sell stock index and foreign currency futures contracts (as sell as purchases and sell related options) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     In addition, the Fund may utilize stock index futures contract in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow its range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     No price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund's investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

     Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long positions (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

     OPTIONS ON STOCK INDEXES. The Fund may write covered call options on stock indexes to attempt to increase the return on its investments through the receipt of premium income. The Fund will cover index calls by owning securities whose price changes, in the opinion of the Fund's investment adviser, are expected to be similar to those of the index. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund would realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund would realize a loss in its call option position, which would reduce the benefit of any unrealized appreciation of the Fund's stock investments.

     The principal reason for writing a covered put option on a stock index would be to realize income in return for assuming the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes would increase the Fund's losses in the event of a market decline, although such losses would be offset in part by the premium received for writing the option. The Fund would cover put options on indexes by segregating assets equal to the option's exercise price, in the same manner as put options on securities.

     The Fund may purchase put options on stock indexes to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments did not decline as anticipated, or if the value of the option did not increase, the Fund's loss would be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIESAND INDICES. Because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge, the price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain of the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occured, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash or cash equivalents in securities or options in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or currency movements by the Fund's investment adviser may still not result in a successful hedging transaction over a short time frame. Moreover, if the Fund's advisor is incorrect in such forecasts or interest rates or other applicable factors, the Fund would be in a worse position than if it had not hedged at all. In addition, the Fund's purchase and sale of options on indexes is subject to the risks described above with respect to options on securities.

     In the event of the bankruptcy of a broker though which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

     RESTRICTIONS. The Certificate of Incorporation of the Fund places certain restrictions upon its activities which may be amended only upon approval of a majority of the outstanding voting shares of the Fund. The Fund may not:

     (1) Purchase the securities of any issuer, except the United States Government, if after such purchase more than 5% of the total assets of the Fund would be invested in the securities of such issuer.

     (2) Purchase more than 10% of the outstanding securities of any class of any issuer including voting securities.

     (3) Make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities being sold short.

     (4) Purchase securities on margin except for short-term credits as are necessary for the clearance of transactions; provided, however, the Fund may make initial and variation margin payments in connection with purchase or sales of options or futures contracts.

     (5) Borrow any money except temporarily and for extraordinary or emergency purposes and then only in an amount not to exceed 10% of the total assets of the Fund taken at cost.

     (6) Lend any money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for the investment purposes is not considered a loan).

     (7)  Act as an underwriter of securities.

     (8) Invest in the securities of other investment companies if immediately after such investment the Fund will own (i) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (ii) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

     (9) Engage in activity which involves promotion or business management by the Fund.

     (10) Invest in any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer.

     (11) Purchase any real estate, real estate mortgage loans, or any commodities or commodity contracts, except that the Fund may buy and sell futures contracts and options.

     (12) Issue any senior securities.

     The Fund will not make any investment for the purpose of exercising control or management of any other corporation; nor will it invest in any security if the investment would subject the Fund to unlimited liability. The Board of Directors of the Fund has adopted a policy that the Fund will not invest in oil, gas and other mineral leases and, in addition to the restrictions on real estate investments contained in paragraph (11) above, the Fund will not purchase any real estate limited partnership interest.

     Although the Fund's Certificate of Incorporation does not prohibit purchases of restricted securities, the Fund does not presently intend to purchase restricted securities.

MANAGEMENT OF THE REGISTRANT

Officers and Directors of the Fund

     Overall operations of the Fund are conducted by its officers under the control of the Board of Directors. The officers and directors of the Fund, their addresses and their principal occupation during the past 5 years are:

Richard C. Barrett (age 55) - Vice President and Director*
     President and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President and Director, Stonebridge Aggressive Growth Fund, Inc.

Selvyn B. Bleifer, M.D. (age 67) - Director
     Physician, Cardiovascular Medical Group, 414 North Camden Drive, Beverly Hills, California 90212; Director, Stonebridge Aggressive Growth Fund,Inc.

Marvin Freedman (age 71) - Director
     Partner, Freedman, Broder & Angen, Certified Public Accountants,
     2501 Colorado Avenue, Suite 350, Santa Monica, California 90404; Director, Stonebridge Aggressive Growth Fund, Inc.

Charles F. Haas (age 83) - Director
     Retired motion picture and television director, 12626 Hortense Street, Studio City, California, 91604; Director, Stonebridge Aggressive Growth Fund, Inc.

Debra L. Newman (age 41) - President
     Vice President, Chief Financial Officer, Secretary and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067; Vice President and Treasurer, Stonebridge Aggressive Growth Fund, Inc.

Michael J.B. Stone (age 52) - Vice President
     Vice President, Preferred Financial Corp., 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111; President, Industry Savings Plans, Inc.; President, NIF Management Co., Inc.

Colleen M. Schomer (age 30) - Secretary
     Portfolio Administrator, Stonebridge Capital Management, Incorporated, 1801 Century Park East Los Angeles, California 90067; Secretary, Stonebridge Aggressive Growth Fund, Inc.

Joanne E. Ashton (age 41) - Treasurer and Assistant Secretary
     Secretary-Treasurer, Industry Savings Plans, Inc., 5990 Greenwood Plaza Blvd., Englewood, Colorado 80111; Secretary-Treasurer, NIF Management Co., Inc.; Controller, Preferred Financial Corp.

     As of February 1, 1997, officers and directors of the Fund, as a group, owned of record and beneficially 508 shares or less than 1% of the outstanding shares of the Fund.

     None of the officers of the Fund received any compensation from the Fund for his or her services during the fiscal year ended November 30, 1996. Each director who is not an "interested person" of the Fund is entitled to receive from the Fund $250 for each meeting of the Board of Directors. The following table sets forth more detailed compensation information for the directors of the Fund who are not affiliated with the Adviser during the fiscal year ended November 30, 1996:

     "Interested person" of the Fund as defined by the Investment Company Act of 1940, as amended.

                    COMPENSATION TABLE

                                                                                   TOTAL
                         AGGREGATE       PENSION OR     ESTIMATED ANNUAL        COMPENSATION
                       COMPENSATION      RETIREMENT     BENEFITS UPON           FROM FUND AND
                         FROM FUND        BENEFITS        RETIREMENT          FUND COMPLEX (1)
                                                                              PAID TO DIRECTORS
 ...................................................................................................
Charles F. Haas             250               0               0                     300
Marvin Freedman             250               0               0                     300
Selvyn B. Bliefer, M.D.     250               0               0                     300



INVESTMENT ADVISORY AND OTHER SERVICES

      The Fund's investment adviser is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067 (the "Adviser"), which provides investment advisory services pursuant to an investment advisory agreement (the "Agreement") approved by the stockholders on May 26, 1992. John G. Ayer owns 9.8%, Richard C. Barrett owns 39.2%, Debra L. Newman owns 15.6%, Karen H. Parris, Timothy G. Walt and Charles E. Woodhouse each owns 11.8% of the outstanding stock of the Adviser.

     The Fund's Custodian is Colorado National Bank, 17th and Champa Street, Denver, Colorado 80202. It receives and deposits all cash and receives and collects income from the Fund's investments. All securities of the Fund are held by the Custodian's bank affiliates, the Depository Trust Company and Chase
Manhattan Bank of New York.   These institutions also receive and deliver
securities bought or sold by the Fund. The Custodian has no part in the management or investment decisions of the Fund.

     The Fund's transfer agent and dividend disbursing agent is NIF Management Co., Inc., 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111. As transfer agent, NIF Management Co. maintains the Fund's records for the stockholders who purchase shares. It accepts, confirms and processes payments for purchase and redemptions, and disburses and reinvests dividends and capital gains distributions, if any, made by the Fund to these stockholders. The fee paid to the transfer agent for the year ended November 30, 1996, was $180,000 or .5% of the Fund's net assets.

     Hein + Associates LLP, Denver Colorado (the "Auditors") serve as independent accountants to the Fund. The Auditors conduct the audit of the Fund's annual financial statements and prepare the Fund's tax returns. The Auditors have no part in the management or investment decisions of the Fund.
 ..................................

(1) Stonebridge Aggressive Growth Fund, Inc. and the Fund comprise a Fund Complex as such term is defined in Item 22(a)(1)(v) of Rule 14a-101 of the Securities Exchange Act of 1934, because they have the same investment adviser.

BROKERAGE TRANSACTIONS

     Decisions to buy and sell securities for the Fund, assignment of its portfolio business and negotiation of its commission rates are made by the Adviser. It is the Fund's policy that the Adviser shall seek to obtain both quality research and "bet execution" of purchase and sales transactions, and that the Adviser shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the broker's services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Research services furnished by brokers through whom the Fund effects security transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. Subject to periodic review by the Board of Directors, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. None of the broker/dealer firms with which the Fund conducts business is engaged in sales of shares of the Fund and none is affiliated with either the Fund or the Adviser.

     Statistical and research material furnished to the Adviser may be useful to the Adviser in providing services to clients other than the Fund. Similarly, such material furnished to the Adviser by brokers through which other clients of the Adviser in providing services to the Fund. The Board of Directors of the Fund reviews from time to time the extent and continuation of this practice.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Fund may also be made by other such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     When the Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker, except in those circumstances where, in the opinion of the Fund, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

     The following provides information regarding the Fund's brokerage transactions during the fiscal years ended November 30, 1995, 1994, and 1993.


                            Annual                Total
                       Portfolio Turnover       Brokerage
                              Rate            Commissions Paid
                      ..................       ..................
               1996          45%                  $   63,806

               1995          38%                  $   67,890

               1994          36%                  $  104,550


     The anticipated annual portfolio turnover will normally be in the range of 25% to 75%. Portfolio turnover is a function of market shifts and relative valuation of individual securities and market sectors. The Fund's Adviser attempts to keep the Fund invested in those securities that have the potential to meet the Fund's growth objective and that represent the best relative value.

     The Fund has not acquired securities of any brokers or dealers, or the parent thereof, during the fiscal year ended November 30, 1996.

FINANCIAL STATEMENTS

     The financial statements of the Fund are incorporated by reference to the 37th Annual Report to Stockholders date November 30, 1996, as filed with the Securities and Exchange Commission on January 22, 1997. The Fund will furnish, upon request and without charge, a copy of this report. Please contact
Mary Beth Pickett, Stonebridge Growth Fund, Inc., 5990 Greenwood Plaza Boulevard, Englewood, Colorado 80111, (303)220-8500.

                          PART C

                     OTHER INFORMATION

Item


24.  (a)  Financial Statements
          In Part A:
               Schedule of Condensed Financial Information
          In Part B:
               Report of Independent Auditors
               Statement of Assets and Liabilities
               Portfolio of Investments
               Statement of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements

     (b)  Exhibits (1) through (11):
               Reference is made to the Exhibits to the Fund's Form N-1 and Form N-1A and post-effective amendments thereto previously filed with the Securities and Exchange Commission which are hereby incorporated herein.
          Exhibits (12) through (16):
               Not applicable.

25.  Persons Controlled By or Under Common Control with Registrant

          Selvyn G. Bleifer, Marvin Freedman, Charles F. Haas and Richard C. Barrett, comprising all of the Directors of the Fund, also comprise a majority of the members of the Board of Directors of [Stonebridge Aggressive Growth Fund, Inc.] (formerly Sierra Growth Fund, Inc.) ("Sierra"), a registered investment company. In addition, Mr. Barrett, Debra L. Newman and Colleen Schomer, officers of the Fund and Aggressive Growth may be deemed to be under common control.

26.  Number of Holders of Securities

          As of March 3, 1997, the number of record holders of each class of securities of the Registrant were:

                      Title of Class
                       Capital Stock
                     (par value $1.00)

                 Number of Record Holders
                          10,214


27.  Indemnification

     The following indemnification of the corporation's directors and officers is provided by Section 145 of the General Corporation Law of Delaware and
Section 7 of the Fund's bylaws:

     (a) This corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any crimina l action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in food faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) This corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonable entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.



     (c) To the extent that a director, officer, employee or agent of this corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and
          (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys'fees) actually and reasonable incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) or (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written option, or (3) by the stockholders.

     (e) Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this section. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     (f) The indemnification provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall insure to the benefit of the heirs, executors and administrators of such a person.

     (g) This corporation may, if the board of directors determines, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

     (h) For purposes of this section, references to "corporation" and to "other enterprises" shall include the entities as defined in Section 145 of the Delaware General Corporation Law.

     The corporation has been advised that it is the opinion of the Securities and Exchange Commission that indemnification of officers and directors for liabilities arising under the Securities Act of 1933 is against public policy as expressed in the Act and is, therefore, unenforceable. The right of indemnification set forth above shall be subject to any limitations imposed by the applicable federal or state securities laws.

28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     During the two fiscal years ended November 30, 1996, Stonebridge Capital Management, Incorporated, the Investment Adviser to the Fund, has engaged principally in the business of providing investment management services to institutional and individual clients. All of the additional information required by this Item 28 with respect to the Investment Adviser is set forth in the form ADV, as amended, of the Investment Adviser (File No. 801-5363), which is incorporated herein by reference.


29.  PRINCIPAL UNDERWRITERS

     (a) Industry Savings Plans, Inc. does not act as a principal underwriter, depositor, or investment adviser for any other investment company.

     (b) The following table sets forth the principal business positions of each director and officer of Industry Savings Plans, Inc.

                            POSITIONS AND           POSITIONS AND
NAME AND PRINCIPAL          OFFICES WITH             OFFICES WITH
BUSINESS ADDRESS            UNDERWRITER               REGISTRANT
 .......................     ................     .....................
Michael J.B. Stone           President                  Vice President
5990 Greenwood Plaza Blvd.
Englewood, Colorado 80111

Joanne E. Ashton            Secretary/Treasurer             Treasurer & Assistant
5990 Greenwood Plaza Blvd.                                  Secretary
Englewood, Colorado 80111

30.  LOCATION OF ACCOUNT AND RECORDS

     1801 Century Park East,
     Suite 1800
     Los Angeles, California 90067

     NIF Management Co., Inc.
     5990 Greenwood Plaza Boulevard
     Englewood, Colorado 80111

     Colorado National Bank of Denver
     17th and Champa Street
     Denver, Colorado 80202

31.  MANAGEMENT SERVICES

     Inapplicable

32.  UNDERTAKINGS

     The Fund hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to its shareholders upon the request of such person and without charge.



























                        SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles and State of California on the 30th day of March, 1997.

                        STONEBRIDGE GROWTH FUND, INC.


                    By: ..............................

                         Debra L. Newman, President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 61 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.





           SIGNATURE                TITLE               DATE
          ...........              ......              ......
(1)  Principal Executive Officers:

     ...........................
     Debra L. Newman               President           March 30, 1997

     ...........................
     Richard C. Barrett            Vice President      March 30, 1997


(2)  Principal Financial and
     Accounting Officer:

     ...........................
     Joanne E. Ashton              Treasurer           March 30, 1997


(3)  Directors:

     ...........................
     Richard C. Barrett            Director            March 30, 1997

     ...........................
     Selvyn B. Bleifer, M.D.       Director            March 30, 1997

     ...........................
     Marvin Freedman               Director            March 30, 1997

     ...........................
     Charles F. Haas               Director            March 30, 1997


              CONSENT OF INDEPENDENT AUDITOR

     We consent to the use in this Post-Effective Amendment No. 62 to the Registration Statement (Form N-1A No. 2-15893) of our report dated December 16, 1996 on the financial statements and the per share data and ratios of Stonebridge Growth Fund, Inc., incorporated herein by reference and to the reference made to us under the caption "Financial Highlights" in the Prospectus and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information.


HEIN + ASSOCIATES LLP

Denver, Colorado
March 1997